SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is February 1, 2018.

For the MFS® Funds listed below:

MFS® CORPORATE BOND FUND	MFS® LIFETIME® 2030 FUND
MFS® LIMITED MATURITY FUND	MFS® LIFETIME® 2035 FUND
MFS® MUNICIPAL LIMITED MATURITY FUND	MFS® LIFETIME® 2040 FUND
MFS® TOTAL RETURN BOND FUND	MFS® LIFETIME® 2045 FUND
MFS® LIFETIME® INCOME FUND	MFS® LIFETIME® 2050 FUND
MFS® LIFETIME® 2020 FUND	MFS® LIFETIME® 2055 FUND
MFS® LIFETIME® 2025 FUND	MFS® LIFETIME® 2060 FUND

Effective immediately, MFS Lifetime Income Fund is removed from the list of funds in the second paragraph and added to the list of funds in the third paragraph under the sub-heading entitled "Class A, Class A1, and Class 529A Shares – General Provisions" within the sub-section entitled "Commissions and Distribution Plan Payments" under the Appendix entitled "APPENDIX I - FINANCIAL INTERMEDIARY COMPENSATION."

1032673 1                                                                                           AUGUST-SAI-COMBINED-SUP-I-020118